Financial Risk Management Objectives and Policies	12 Months Ended
Sep. 30, 2023
Disclosure of detailed information about financial instruments [abstract]
Financial Risk Management Objectives and Policies
7.
FINANCIAL RISK MANAGEMENT OBJECTIVES AND POLICIES

The Company is exposed to credit risk, liquidity risk, and market risk. The Company’s senior management and Board of Directors oversee management of these risks. The Board of Directors reviews and approves policies for managing each of these risks which are summarized below.

Credit risk

Credit risk is the risk that a counterparty will not meet its obligations under a financial instrument or customer contract, leading to a financial loss.

Credit risk arises from the possibility that certain parties will default and be unable to discharge their obligations. The Company has a significant number of customers which minimizes the concentration of credit risk. As of September 30, 2023, the Company did not have a concentration of receivables with any customer exceeding 10% of receivables.

The Company routinely assesses the financial strength of its customers through a combination of third-party financial reports, credit monitoring, publicly available information, and direct communication with those customers. The Company establishes payment terms with customers to mitigate credit risk and continues to closely monitor its accounts receivable credit risk exposure.

The Company measures the loss allowance for trade receivables within the scope of IFRS 15 at an amount equal to lifetime expected credit losses. The Company measures the loss allowances for other financial assets at an amount equal to 12-month expected credit losses. Loss allowances relating to financial assets are increased in the instance when credit risk increases.

These measures and other measures the Company may adopt to mitigate credit risk, however, may not be successful. In addition, retail consolidation could lead to fewer B2B partners, B2B partners seeking more favorable price, payment or other terms from the Company and a decrease in the number of stores that carry the Company’s products.

Further, trade and other receivables are categorized by aging as part of the Company’s process of monitoring credit risk. The aging of each receivable is analyzed and considered when estimating the lifetime expected credit loss.

Credit risk exposure by risk rating grades for trade receivables is as follows:

	Weighted-Average Loss Rate	Gross Carrying Amount	Loss Allowance
Current (not past due)	0.0%	66,167	—
1-30 days past due	0.0%	15,839	—
31-60 days past due	0.0%	5,848	—
61-90 days past due	30.5%	750	229
More than 90 days past due	82.0%	3,090	2,534
September 30, 2023		91,694	2,763
Current (not past due)	1.2%	49,017	(580)
1-30 days past due	7.1%	13,461	(951)
31-60 days past due	3.3%	1,096	(36)
61-90 days past due	16.6%	507	(84)
More than 90 days past due	80.7%	523	(422)
September 30, 2022		64,604	(2,073)

Liquidity risk

Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they become due. The Company’s approach to managing liquidity is to ensure, as far as possible, that it will always have sufficient liquidity to satisfy the requirements for business operations, capital expenditures, debt service and general corporate purposes, under normal and stressed conditions. The primary source of liquidity is funds generated by operating activities; the Company also relies on short-term borrowings and the revolving facility as sources of funds for short-term working capital needs. The Company continuously reviews both actual and forecasted cash flows to ensure that the Company has appropriate capital capacity.

The following table summarizes the amount of contractual undiscounted future cash flow requirements as of September 30, 2023:

Contractual obligations by fiscal year	2024	2025	2026	2027	2028	Thereafter	Total
Liabilities to banks (excluding interest)	7,347	7,274	7,202	7,130	1,083,553	728,060	1,840,566
Accrued Interest	114,019	103,816	96,051	93,720	74,506	22,496	504,608
Lease liabilities (undiscounted)	32,272	21,618	20,172	19,379	11,298	50,976	155,715
Derivative liabilities	6,925						6,925
Trade and other payables	123,012						123,012
Accrued liabilities	38,645						38,645
Other liabilities	686						686
Total contractual obligations	322,906	132,708	123,425	120,229	1,169,357	801,532	2,670,157

Market risk

Market risk is the risk that the fair value of future cash flows of a financial instrument will fluctuate because of changes in market prices. Market prices comprise foreign exchange risk and interest rate risk.

Foreign exchange risk

As the Company operates internationally, the Company is exposed to transactional currency risk arising from revenue or purchases that are denominated in currencies other than the functional currencies. The primary currency giving rise to the risk is USD in which 48% of the Company’s revenue was generated during the years ended September 30, 2023 and 2022. Most of the Company’s raw materials and semi-finished products are purchased in Euros.

To monitor and mitigate foreign currency risk, the Company enters into derivative arrangements with flexible currency forwards and currency swaps. The Company continuously monitors foreign currency exchange developments that are relevant to the Company’s operations.

Sensitivity analysis for foreign exchange risk

A 10% weakening of the Euro against the Company’s major currencies would result in the following losses and gains being recognized in the consolidated statements of profit or loss, which would arise on the retranslation of foreign currency denominated assets and liabilities. A 10% strengthening of the Euro would have an equal and opposite effect. The impact arising from financial instruments on other comprehensive income is immaterial in either case.

	Year ended September 30, 2023	Year ended September 30, 2022
Change in EUR/USD + 10%	29,859	34,060
Change in EUR/USD - 10%	(36,495)	(41,629)
Change in EUR/GBP + 10%	(4,591)	216
Change in EUR/GBP - 10%	5,611	(265)
Change in EUR/CAD + 10%	2,467	3,851
Change in EUR/CAD - 10%	(3,015)	(4,707)

Interest rate risk

The Company has exposure to interest rate risk related to the Company’s Senior Term Facilities Agreement (as defined below). Borrowings made pursuant to the Term Loan (as defined below) consist of a Euro denominated facility and a USD denominated facility. Borrowings are up to a maximum limit of €375.0 million and $850.0 million, respectively. The Euro denominated facility bears interest based on the Euro Interbank Offered Rate ("EURIBOR"). The USD denominated facility previously bore interest based on the LIBOR and now bears interest based on the SOFR. The Term Loan’s original maturity is April 30, 2028. See Note 17 – Loans and borrowings.

Interest rate risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market interest rates. The Company has exposure to interest rate risks related to the Company’s Senior Term Facilities Agreement. To limit the interest rate risks, the Company entered into a derivate contract in the form of an interest cap. The interest cap was designated at inception as a hedging instrument on June 20, 2023.

IFRS 9 imposes strict requirements on the use of hedge accounting. The Company complies with these requirements in that, at the beginning of a hedge, both the relationship between the hedging instrument and the hedged item as well as the risk management objective and the risk strategy of the hedge are documented.

The interest cap hedges future interest cash flows arising from fluctuations in interest rates based on the benchmark interest EURIBOR for the Euro dominated term loan facility (“hedged item”) with a cap rate of 3.5% per annum for a three-month tenor and a notional amount of €375.0 million. The hedge accounting ends with the stated maturity of the cap in August 2025.

There is an economic relationship between the hedged item and the hedging instrument as the contractual terms of the interest cap match the contractual terms of the Euro dominated term loan facility (“critical terms match”). The significant terms tested are maturity, notional amount, underlying benchmark interest and payment date.

The hedge effectiveness of the hedging relationship is assumed based on the critical terms match and is reviewed on a regular basis using hypothetical derivatives. Based on the matching of the critical terms, 100% effectiveness is assumed as long as the contractual terms do not change.

The amounts related to items designated as hedging instrument were as follows:

	Nominal value	Carrying value	Line item in the statement of financial position	Change in fair value used for measuring ineffectiveness for the period	Change in value of hedging instrument recognized in OCI	Hedge ineffectiveness recognized in profit or loss
Term Loan (EUR)	375,000	368,701	Loans and borrowings	1,611	1,611	—

Gains and losses from cash flow hedges

	Year ended September 30, 2023	Year ended September 30, 2022
Gains or losses from changes in fair value of hedging instruments
Recognized in equity	(345)	—
Recognized in profit or loss	—	—
Reclassification from the cash flow hedge reserve to profit or loss
Due to early discontinuation of the hedging relationship	—	—
Due to realization of the hedged item	272	—

Changes in the cash flow reserve

	Cash flow hedge reserve
	Hedging reserve	Cost of hedging reserve
October 1, 2022	—	—
Effective portion of changes in fair value	1,611	(2,228)
Amount reclassified to profit or loss	—	272
September 30, 2023	1,611	(1,956)

For further information see Note 4 – Fair value measurement.

Sensitivity analysis for interest rate risk

A one percentage point increase in market interest rates for all currencies in which the Company had cash and borrowings would have a negative effect on net profit (loss) in the amount of €11.6 million and €11.7 million for the year ended September 30, 2023, and the year ended September 30, 2022, respectively. A one percentage point decrease in market interest rates would have an approximately equal and opposite effect. The interest rate sensitivity analysis uses nominal values and does not reflect the transaction costs.

Capital management

The Company manages its capital, which consists of equity, short-term borrowings, and long-term debt (the Term Loan, ABL Facility and Senior Notes (as defined below)), with the objectives of safeguarding sufficient net working capital over the annual operating cycle and providing sufficient financial resources to grow operations to meet long-term consumer demand. Management targets a ratio of adjusted EBITDA, defined as EBITDA (net profit (loss) for the period before income tax expense / benefit, (finance cost (net), amortization of intangible assets and depreciation of tangible assets), adjusted for the effect of Transaction-related advisory costs, IPO-related costs, unrealized foreign exchange gain / (loss), effects of applying the acquisition method of accounting for the Transaction under IFRS, and other adjustments relating to non-recurring items such as restructuring, among others. Refer to Note 5 – Segment information for details on adjustments to EBITDA. The Board of Directors of the Company monitors the Company’s capital management on a regular basis. The Company continually assesses the adequacy of the Company’s capital structure and capacity and make adjustments within the context of the Company’s strategy, economic conditions, and risk characteristics of the business.

Please see Note 17 – Loans and borrowings for further information on covenant conditions.